UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 13, 2015

Date of Report (Date of earliest event reported)

Frank’s International N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Prins Bernhardplein 200

1097 JB Amsterdam, The Netherlands

(Address of principal executive offices)

+31 (0)20 693 8597

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2014 Bonus Determinations

On March 13, 2015, cash bonus payments were approved for the named executive officers (other than the principal executive officer) of Frank’s International N.V. (the “Company”) in respect of the 2014 fiscal year. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s preliminary proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 13, 2015 (the “Preliminary Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Preliminary Proxy Statement. In accordance with Item 5.02(f), the table below updates the Non-Equity Incentive Plan Compensation and Total columns in the fiscal 2014 Summary Compensation Table for the named executive officers (other than the principal executive officer) previously set forth in the Preliminary Proxy Statement. No other amounts have changed.

Summary Compensation Table

The table below sets forth the annual compensation earned or granted during the 2014, 2013, and 2012 fiscal years by the Named Executive Officers as of December 31, 2014:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Donald Keith Mosing
Chairman of the Supervisory Board, Director, Chief Executive Officer and President	2014	766,686	—	—	4,400,000	62,099	21,293	5,250,078
	2013	750,023	—	23,897,735	8,769,000	749,982	24,025	34,209,766
	2012	746,782	—	—	9,050,000	547,069	30,825	10,374,676

Mark G. Margavio
Former Chief Financial Officer	2014	304,615	—	—	—	20,294	24,136	349,045
	2013	297,806	50,000	2,389,765	—	165,323	66,000	2,968,894
	2012	287,239	184,000	—	—	68,935	66,000	606,174

Jeffrey J. Bird
Executive Vice President and Chief Financial Officer	2014	33,333	187,500	374,991	—	—	—	595,824

John Sinders
Executive Vice President, Administration, Interim Chief Financial Officer	2014	500,000	—	—	500,000	—	13,343	1,013,343

W. John Walker
Executive Vice President, Operations	2014	483,352	—	—	500,000	44,967	101,367	1,129,686
	2013	347,471	350,000	2,389,765	—	266,299	94,705	3,448,240
	2012	223,730	526,270	—	—	91,881	113,000	954,881

C. Michael Webre
Vice President, Engineering	2014	377,439	—	—	198,156	4,952	57,536	638,083
	2013	378,047	150,000	2,389,765	—	69,622	66,000	3,053,434
	2012	361,340	213,000	—	—	32,367	66,000	672,707

Burney J. Latiolais, Jr.
Senior Vice President, Business Development and Corporate Sales	2014	363,000	—	—	272,250	9,948	90,546	735,744

(1)	The amounts reflected in this column include total annual salary earned for the fiscal year, regardless of whether any of these amounts were deferred under our deferred compensation arrangements or otherwise paid in another year.

(2)	The amount reflected in this column for Mr. Bird is the sign-on bonus paid to Mr. Bird in December 2014 in connection with his appointment as our Chief Financial Officer. Assuming Mr. Bird remains employed through the date of payment, he will receive a second payment in the amount of $187,500 in April 2015. Note that the bonus amounts previously reported for Mr. Walker for 2013 and 2012 have been revised to correct a previous typographical error. Mr. Walker’s bonus amount for fiscal 2012 was inadvertently reported as his 2013 bonus previously. The correct bonus amounts for each fiscal year, respectively, are now reflected in the updated table.

(3)	The amount reflected in this column for Mr. Bird is the aggregate grant date fair value of the RSUs granted to Mr. Bird in December 2014 and calculated pursuant to ASC FASB Topic 718, disregarding any potential forfeitures, in connection with his appointment as our Chief Financial Officer. Please see Note 15 to our Consolidated Financial Statements for the 2014 fiscal year within our Form 10-K, filed with the SEC on March 6, 2015, for more details on the valuation assumptions for this equity award. None of our other Named Executive Officers received any grants of equity awards for the 2014 fiscal year. However, each Named Executive Officer also earned an equity grant of RSUs based on 2014 EBITDA performance, which was granted in February 2015, following the Compensation Committee’s certification of the Company’s performance, in the form of RSUs subject to time-based vesting, the details of which will be reflected in the Company’s proxy for the 2015 fiscal year.

(4)	The amounts reported in this column reflect the cash payment of Mr. Mosing’s performance-based bonus amounts for the relevant fiscal years, which is based on metrics relating to the Company’s EBITDA for the year. Under the terms of his prior employment agreement, Mr. Mosing was eligible for a bonus of 2% of the Company’s EBITDA for fiscal year 2014; however, in connection with the Company’s updates to its bonus program and entry into a new Employment Agreement with Mr. Mosing, Mr. Mosing’s potential bonus was reduced to a range of 0-1.5% of EBITDA. Note that the bonus amount previously reported for Mr. Mosing for 2013 has been reduced by $19,001 to correct a typographical error.

(5)	The amounts reflected in this column for the 2014 year reflect the portion of the earnings that accrued under the Deferred Compensation Plan in 2014 that were determined to be above-market or preferential under the SEC’s rules, using 120% of the applicable federal long-term rate as the reference rate. As further detailed in the Non-Qualified Deferred Compensation Table below, all earnings attributable to Mr. Mosing’s account under the Deferred Compensation Plan for the last fiscal year relate solely to the elective deferrals that Mr. Mosing contributed into his plan account, as the Company has never made any contributions into his account under the Deferred Compensation Plan. Furthermore, all earnings attributable to Mr. Margavio’s account under the Deferred Compensation Plan for the last fiscal year relate solely to the elective deferrals that Mr. Margavio contributed into his plan account, as the Company did not make any contributions into his account under the Deferred Compensation Plan in 2014.

(6)	The amounts reflected in this column for the 2014 year include the specific items reflected in the following table. In connection with his entry into a new Employment Agreement, effective October 30, 2014, Mr. Mosing no longer receives an automobile allowance, gas and tolls allowance, or the payment of country club dues.

All Other Compensation:

Name	Company Contributions Under Deferred Compensation Plan ($)	Employer Matching Contributions Under 401(k) Plan ($)	Life Insurance Premiums ($)	Automobile Expenses ($)	Country Club Dues ($)	Total ($)
Donald Keith Mosing	—	3,000	—	10,893	7,400	21,293
Mark G. Margavio	—	3,000	—	21,136	—	24,136
Jeffrey J. Bird	—	—	—	—	—	—
John Sinders	—	—	—	13,343	—	13,343
W. John Walker	75,000	—	1,705	16,862	7,800	101,367
Michael Webre	40,000	3,000	—	14,536	—	57,536
Burney J. Latiolais, Jr.	75,000	3,000	—	12,546	—	90,546

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frank’s International N.V.

Date: March 18, 2015	By:	/s/ Brian D. Baird
Name: Brian D. Baird
Vice President, Chief Legal Officer and Secretary